ANGEL OAK STRATEGIC CREDIT FUND
Class A | Institutional Class | Class U

October 14, 2020

Supplement to each Prospectus and Statement of Additional Information (“SAI”), as applicable, each dated May 31, 2020

This supplement provides updated information beyond that contained in each Prospectus and SAI and should be read in conjunction with the Prospectuses and SAIs.

Prospectus

Effective immediately, the following is added to “Appendix A–Waivers and Discounts Available from Intermediaries” of each Prospectus:

Robert W. Baird & Co. (“Baird”):

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A shares Available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund.
Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird.
Shares purchased using the proceeds of repurchases from a Fund, provided (1) the repurchase occurs within 90 days following the repurchase, (2) the repurchase and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class A shares Available at Baird
Shares sold due to death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in a Fund’s Prospectus.
Shares bought due to returns of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in a Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
Breakpoints as described in this Prospectus.
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund assets held by accounts within the purchaser’s household at Baird.  Eligible Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Funds through Baird, over a 13-month period of time.

SAI

Effective October 6, 2020, John Hsu has replaced Lu Chang as Secretary of the Trust.

Accordingly, all references to Lu Chang are hereby removed from the SAIs and replaced with references to John Hsu.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
John Hsu 1965	Secretary	Since 2020; indefinite term	Chief Risk Officer, Angel Oak Capital Advisors (since 2020), Head of Treasury Strategies, Angel Oak Capital Advisors (since 2018), Head of Capital Markets, Angel Oak Capital Advisors (2014-2018).

Please retain this Supplement with your prospectus and SAI for future reference.